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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 22, 2004
                                                        -----------------

                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                    0-51000             22-3584037
         -------------                    -------             ----------
(State or other jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                1001 Asbury Avenue, Ocean City, New Jersey 08226
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (609) 399-0012
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

         On December 22, 2004, Ocean Shore Holding Co. (the "Company") and its wholly owned subsidiary, Ocean City Home Bank (the "Bank"), executed an employment agreement with Steven E. Brady, President and Chief Executive Officer of the Company and the Bank, which was effective as of December 21, 2004. On December 22, 2004, the Bank executed change in control agreements with Anthony Rizzotte, Paul Esposito, Donald Morgenweck, Kim Davidson and Janet Bossi, each of whom is an executive officer of the Bank and each of which was effective as of December 21, 2004. The terms of the employment agreement and the change in control agreements were previously disclosed in the Company's Registration Statement on Form S-1 (File No. 333-118597).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      OCEAN SHORE HOLDING CO.




Date: December 28, 2004               By: /s/ Steven E. Brady
                                          -------------------------------------
                                          Steven E. Brady
                                          President and Chief Executive Officer